                                                                    EXHIBIT 99.1

                              JOINT FILER INFORMATION

                             Other Reporting Person(s)

1.  ESL PARTNERS, L.P.

Item                                    Information

Name:                                   ESL Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring
Statement (Month/Day/Year):             July 31, 2018

Issuer Name and Ticker or
Trading Symbol:                         Sears Holdings Corporation [SHLD]

Relationship of Reporting
Person(s) to Issuer:                    10% Owner

If Amendment, Date Original
Filed (Month/Day/Year):                 Not Applicable

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:    RBS Partners, L.P.
                                        Its:   General Partner

                                        By:    ESL Investments, Inc.
                                        Its:   General Partner

                                        By:    /s/ Edward S. Lampert
                                               -------------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date:  August 2, 2018

2.  SPE I PARTNERS, LP

Item                                    Information

Name:                                   SPE I Partners, LP

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring
Statement (Month/Day/Year):             July 31, 2018

Issuer Name and Ticker or
Trading Symbol:                         Sears Holdings Corporation [SHLD]

Relationship of Reporting
Person(s) to Issuer:                    10% Owner

If Amendment, Date Original
Filed (Month/Day/Year):                 Not Applicable

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:    RBS Partners, L.P.
                                        Its:   General Partner

                                        By:    ESL Investments, Inc.
                                        Its:   General Partner

                                        By:    /s/ Edward S. Lampert
                                               --------------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date:  August 2, 2018

3.  SPE MASTER I, LP

Item                                    Information

Name:                                   SPE Master I, LP

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring
Statement (Month/Day/Year):             July 31, 2018

Issuer Name and Ticker or
Trading Symbol:                         Sears Holdings Corporation [SHLD]

Relationship of Reporting
Person(s) to Issuer:                    10% Owner

If Amendment, Date Original
Filed (Month/Day/Year):                 Not Applicable

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:    RBS Partners, L.P.
                                        Its:   General Partner

                                        By:    ESL Investments, Inc.
                                        Its:   General Partner

                                        By:    /s/ Edward S. Lampert
                                               -------------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date:  August 2, 2018

4.  RBS PARTNERS, L.P.

Item                                    Information

Name:                                   RBS Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring
Statement (Month/Day/Year):             July 31, 2018

Issuer Name and Ticker or
Trading Symbol:                         Sears Holdings Corporation [SHLD]

Relationship of Reporting
Person(s) to Issuer:                    10% Owner

If Amendment, Date Original
Filed (Month/Day/Year):                 Not Applicable

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:    ESL Investments, Inc.
                                        Its:   General Partner

                                        By:    /s/ Edward S. Lampert
                                               -------------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date:  August 2, 2018

5.  ESL INVESTMENTS, INC.

Item                                    Information

Name:                                   ESL Investments, Inc.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring
Statement (Month/Day/Year):             July 31, 2018

Issuer Name and Ticker or
Trading Symbol:                         Sears Holdings Corporation [SHLD]

Relationship of Reporting
Person(s) to Issuer:                    10% Owner

If Amendment, Date Original
Filed (Month/Day/Year):                 Not Applicable

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:    /s/ Edward S. Lampert
                                               ------------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date:  August 2, 2018